Commitments and Contingencies (Details) - Schedule of aggregate maturities of capital lease obligations $ in Thousands	Jun. 27, 2021 USD ($) [1]
Schedule of aggregate maturities of capital lease obligations [Abstract]
2022	$ 31,410
2023	33,102
2024	33,277
2025	35,357
2026	36,101
Thereafter	1,028,328
Total rent payments	1,197,575
Capital lease interest expense	822,977
Total	$ 374,598

[1]	During fiscal year 2021, we deferred $12,061 of capital lease obligations from fiscal 2021 to be paid in fiscal years 2023, 2024 and 2025, at an interest rate of LIBOR plus 3% per annum. These deferrals are included in other long-term liabilities in the consolidated balance sheets, and are excluded from the table above. See Note 2 — Significant Accounting Policies: Recently Adopted Accounting Standards for more information.